                      SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.
                                   Form 8K/A

                                CURRENT REPORT

  Pursuant to Section 13 or 15 (d) of the Securities and Exchange Act of 1934

                        Date of Report: August 14, 1996

                        COMPARATOR SYSTEMS CORPORATION


           Colorado                        0-8951               95-3151060
- --------------------------------------------------------------------------------
(State of other jurisdiction             Commission            (IRS Employer
      of incorporation)                  File Number      Identification Number)

4350 Von Karman Avenue, Suite 180      Newport Beach, California  92660
- --------------------------------------------------------------------------------

Registrant's telephone number including area code:  (714)851-4300

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT
         --------------------------------
              (a)  None
              (b)  None

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
         ------------------------------------
              None

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP
         --------------------------
              Not Applicable

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
         ---------------------------------------------

              The Company's auditor, Eli Buchalter Accountancy Corporation ("Eli Buchalter"), resigned on August 14, 1996. Eli Buchalter has withdrawn its opinion on the June 30, 1995 financial statements of the Company and instructs all persons not to place any further reliance on such statements. No report of Eli Buchalter on the financial statements of the Company contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles. No disagreements between Eli Buchalter and the Company existed with respect to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. On August 15, 1996, the Company engaged Farber & Hass as its new auditor.

ITEM 5.  OTHER EVENTS
         ------------
              None

ITEM 6.  APPOINTMENT OF REGISTRANT'S DIRECTORS
         -------------------------------------
              None

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------
           (c) Exhibits
               1. Letter to the Securities and Exchange Commission
                  from Eli Buchalter Accountancy Corporation
                  (To be filed by amendment)

ITEM 8.  CHANGE IN FISCAL YEAR
         ---------------------
              Not applicable

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:        September 17, 1996          BY:         /s/ GREGORY ARMIJO
     ---------------------------         ---------------------------------------
                                         Comparator Systems Corporation
                                         Gregory Armijo,
                                         Corporate Secretary